UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

The Goldman Sachs Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 29, 2021.

Meeting Information
THE GOLDMAN SACHS GROUP, INC.	Meeting Type: Annual
For holders as of: March 1, 2021
Date: April 29, 2021 Time: 8:30 a.m. New York Time
Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/GS2021.

THE GOLDMAN SACHS GROUP, INC. 200 WEST STREET NEW YORK, NEW YORK 10282

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/GS2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT 2020 ANNUAL REPORT TO SHAREHOLDERS
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 15, 2021 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote By Internet:

    Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow   (located on the following page) available and follow the instructions.

    During The Meeting:

Go to www.virtualshareholdermeeting.com/GS2021. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.

Vote By Phone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card containing a toll-free telephone number.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card or voting instruction form.

Voting Items

The Board of Directors recommends you vote FOR proposal 1:

1. Election of Directors

The Board of Directors recommends you vote FOR proposals 2-4:

2.   Advisory Vote to Approve Executive Compensation (Say on Pay)

3.   Approval of The Goldman Sachs Amended and Restated Stock Incentive Plan (2021)

4.   Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for 2021

The Board of Directors recommends you vote AGAINST proposals 5-8:

5.   Shareholder Proposal Regarding Shareholder Right to Act by Written Consent

6.   Shareholder Proposal Regarding a Report on the Effects of the Use of Mandatory Arbitration

7.   Shareholder Proposal Regarding Conversion to a Public Benefit Corporation

8.   Shareholder Proposal Regarding a Racial Equity Audit

1a. M. Michele Burns
1b. Drew G. Faust
1c. Mark A. Flaherty
1d. Ellen J. Kullman
1e. Lakshmi N. Mittal
1f. Adebayo O. Ogunlesi
1g. Peter Oppenheimer
1h. David M. Solomon 1i. Jan E. Tighe 1j. Jessica R. Uhl 1k. David A. Viniar
1l. Mark O. Winkelman